Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income taxes
Accounting Policy
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of operating losses and tax credit carry forward as well as for tax consequences attributable to differences between the balance sheets carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the differences. Income tax expense includes current and deferred taxes on profit, including related interest and penalties, as well as actual or potential withholding taxes on current and expected dividend income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences and net operating losses are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date. Deferred income taxes including stranded effects originally recognized through OCI are recycled through earnings in future periods upon release of the connected item from OCI to the statement of income.
We assess unrecognized tax benefits based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our income tax expense, and adjust the income tax expense, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
Income taxes are affecting our Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income and Consolidated Balance Sheets. The disclosure of the Income taxes is therefore split into:
•Income tax expense
•Liability for unrecognized tax benefits
•Deferred taxes
Income tax expense
The components of the income tax expense are as follows:

Year ended December 31 (€, in millions)	2018	2019	2020
Netherlands	2,602.0	2,441.2	3,574.6
Foreign	335.0	324.6	442.0
Income before income taxes	2,937.0	2,765.8	4,016.6

Income tax expense current	(433.5)	(305.5)	(407.7)
Income tax expense deferred	9.7	74.8	1.4
Income tax expense Netherlands	(423.8)	(230.7)	(406.3)

Income tax expense current	(210.1)	(118.4)	(375.3)
Income tax expense deferred	282.3	157.4	230.1
Income tax expense Foreign	72.2	39.0	(145.2)

Total income tax expense current	(643.5)	(423.9)	(783.0)
Total income tax expense deferred	291.9	232.2	231.5
Total income tax expense	(351.6)	(191.7)	(551.5)
The Dutch statutory tax rate was 25.0% in 2020, 2019 and 2018. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The reconciliation of the income tax expense is as follows:

Year ended December 31 (€, in millions)	2018%[1]		2019%[1]		2020%[1]
Income before income taxes	2,937.0	100.0%	2,765.8	100.0%	4,016.6	100.0%
Income tax expense based on ASML’s domestic rate	(734.3)	25.0%	(691.4)	25.0%	(1,004.1)	25.0%
Effects of tax rates in foreign jurisdictions	15.4	(0.5)%	5.0	(0.2)%	0.9	—%
Adjustments in respect of tax exempt income	6.2	(0.2)%	7.2	(0.3)%	0.2	—%
Adjustments in respect of tax incentives	311.8	(10.6)%	351.0	(12.7)%	510.4	(12.7)%
Adjustments in respect of prior years’ current taxes	(1.2)	—%	46.7	(1.7)%	(39.3)	1.0%
Adjustments in respect of prior years’ deferred taxes	3.3	(0.1)%	9.8	(0.4)%	27.0	(0.7)%
Movements in the liability for unrecognized tax benefits	(57.2)	1.9%	(16.9)	0.6%	(41.0)	1.0%
Tax effects in respect to HMI restructuring	115.3	(3.9)%	89.8	(3.2)%	—	—%
Change in valuation allowance	(28.5)	1.0%	7.6	(0.3)%	(56.9)	1.4%
Equity method investments	(14.5)	0.5%	(19.7)	0.7%	(20.9)	0.5%
Effect of change in tax rates	—	—%	—	—%	15.0	(0.4)%
Other (credits) and non tax deductible items	32.1	(1.1)%	19.2	(0.7)%	57.2	(1.4)%
Income tax expense	(351.6)	12.0%	(191.7)	6.8%	(551.5)	13.7%
1.As a percentage of income before income taxes.
The effective tax rate increased to 13.7% of income before income taxes in 2020, compared to 6.8% in 2019. The lower rate for 2019 was a result of discrete tax benefits relating to restructuring of our HMI group companies and US Tax Reform regulations.
The individual line items can further be explained as follows:
Income tax expense based on ASML’s domestic rate
The income tax expense based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the income tax expense that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there are no permanent differences between taxable base and financial results and no Dutch tax incentives are applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. The effect can differ from year to year depending on the profit before tax in foreign jurisdictions.
Adjustments in respect of tax exempt income
In past years in certain jurisdictions part of the income generated was tax exempted. In conjunction with changed facts and circumstances this effect is reduced as of 2020. With regard to previous years the higher effect in 2019 compared to 2018 was caused by a small increasing level of income reported at the level of ASML Hong Kong.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives mainly relates to a reduced tax rate as a result of application of the Dutch Innovation Box. The Innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 7.0% (rate for 2020; in 2021 effective innovation box tax rate will increase to 9%). The innovation box benefit is determined according to Dutch laws and published tax policy, the application of which has been confirmed in an agreement among ASML and the Dutch tax authorities, which agreement applies for the years 2017 through 2023 assuming facts and circumstances do not change.
Furthermore this category includes the benefit of US Tax Reform through the Foreign Derived Intangible Income (FDII) deduction at the level of our US group companies. The FDII deduction is a facility under US corporate tax law which reduces the effective tax rate on qualifying income.
The higher effect in 2020 compared to 2019 is mainly caused by an increase in innovation box benefit resulting from an increased level in income before tax.
Adjustments in respect of prior years’ current taxes
The movements in the adjustments in respect of prior years’ current taxes relate to differences between the initially estimated income taxes and final corporate income tax returns filed, which to a certain extent are offset with corresponding adjustments in prior years' deferred taxes (movement in temporary differences).
The impact in 2019 is mainly due to an increase in the FDII deduction as taken into account in our 2018 tax filing in the US.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes for 2020 and 2018 relate to differences between the initially estimated income taxes and final corporate income tax returns filed. For 2019 the movement was mainly driven by the capitalization of R&D expenses for tax purposes in the US, which was mirrored by an adjustment in prior years' current taxes.
Movements in the liability for unrecognized tax benefits
In 2020, similar to prior years 2019 and 2018, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits. The movement for 2020 is mainly driven by the finalization of a tax audit at the level of our South Korean group companies - reference is made to the 'liabilities for unrecognized tax benefits' paragraph below.
Tax effects in respect to HMI restructuring
The 2019 and 2018 tax effects are driven by an internal restructuring of our HMI group companies. As a result of this internal restructuring the deferred tax liabilities on intangible assets that were initially included in the business combination accounting for HMI have been released during 2018. Furthermore a deferred tax asset has been recognized in 2019 for book to tax differences on intangible fixed assets transferred as part of the internal restructuring. For 2020 this restructuring has no additional impact on the effective tax rate.
Change in valuation allowance
The higher effect in 2020 as compared to prior years is to the main extent caused by the recognition of R&D and withholding tax credits at the level of our group companies in the Netherlands and the US as of which it is considered not more likely than not that these can be realized in future years.
Equity method investments
This line includes the income tax expense relating to our investment in Carl Zeiss SMT Holding GmbH & Co. KG The higher effect in 2020 compared to 2019 is mainly caused by an increase of the profit before tax of the equity investment.
Effect of change in tax rates
The impact on the effective tax rate in 2020 is in essence driven by the enacted increase of the Dutch innovation box rate to 9% as of 2021 as well as reversal of the initial enacted reduction of the general Dutch corporate income tax rate (from 21.7% back to 25%), which rate changes both have impact on the valuation of deferred taxes at the level of the Dutch group companies.
Additionally it includes a small impact of a change in blended tax rate of one or our HMI group companies in the US.
Other credits and non-tax deductible items
Other credits and non-tax deductible items reflect the impact on our statutory rates of permanent non-tax deductible items such as non-deductible interest expense and non-deductible meals and entertainment expenses, as well as the impact of various tax credits on our income tax expense.
US Tax Reform
The 2018, 2019 and 2020 year-end tax positions calculated also reflect the regulations of US Tax Reform, thereby taking into account the guidance issued by the US government. Hereby the position has been taken not to apply the most recent guidance relating to the final FDII regulations issued in 2020 retrospectively, but only as of 2021 onwards, which is permitted under the aforementioned regulations. In regard to GILTI and BEAT, the decision has been taken to treat this as a period permanent item.
Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits (including accrued interest and penalties) and total deferred tax position recorded on the Consolidated Balance Sheets is as follows:

Year ended December 31 (€, in millions)	2019	2020
Liability for unrecognized tax benefits	(227.1)	(200.4)
Deferred tax assets	445.3	671.5
Deferred tax liabilities	(7.3)	(37.9)
Deferred and other tax assets (liabilities)	210.9	433.2
Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We record unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any tax position. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2020, the liability for unrecognized tax benefits including interest and penalties amounts to €200.4 million (2019: €227.1 million) which is classified as Deferred and other tax liabilities. If recognized, these unrecognized tax benefits would affect our effective tax rate for approximately equal amounts.
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the income tax expense. Accrued interest and penalties in 2020 amount to a benefit of €(14.2) million (2019: €9.0 million expense; 2018: €32.6 million expense).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits (excluding interest and penalties) is as follows:

Year ended December 31 (€, in millions)	2019	2020
Balance, January	(140.4)	(150.7)
Gross presentation for different tax jurisdictions	—	(27.3)
Gross increases – tax positions in prior period	(21.3)	(66.6)
Gross decreases – tax positions in prior period	2.2	0.5
Gross increases – tax positions in current period	(18.9)	(21.6)
Settlements	—	106.6
Lapse of statute of limitations	28.7	14.5
Effect of changes in exchange rates	(1.0)	6.6
Total liability for unrecognized tax benefits	(150.7)	(138.0)
Balance of accrued interest and penalties	(76.4)	(62.4)
Total liabilities for unrecognized tax benefits including interest and penalties	(227.1)	(200.4)

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by €33.1 million (excluding interest and penalties) within the next 12 months, mainly as a result of expiration of statute of limitations.
Gross increases of tax positions in prior period and Settlements are in essence mainly relating to finalization of a tax audit at the level of our South Korean group companies.
We file income tax returns in all countries where we operate, with the Netherlands, US, Taiwan, South Korea and China being the major jurisdictions. The years for which tax returns are still open for examination for respective jurisdictions are as follows:

Country	Years
Netherlands	2016-2020
US	2016-2020
Taiwan	2016-2020
South Korea	2016-2020
China	2011-2020
We are routinely subject to examinations and audits from tax and other authorities in the various jurisdictions in which we operate. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is:

Deferred taxes (€, in millions)	January 1, 2020	Acquisitions through business combinations	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2020
Deferred tax assets:
Capitalized R&D expenditures	192.9	—	117.3	—	(23.1)	287.1
R&D & other credit carry forwards	60.8	—	63.7	—	(7.3)	117.2
Inventories	49.3	—	(9.0)	—	(3.1)	37.2
Deferred revenue	56.8	—	70.8	—	(2.4)	125.2
Accrued and other liabilities	73.4	3.8	15.9	—	(5.3)	87.8
Installation and warranty reserve	12.3	—	5.4	—	(1.3)	16.4
Tax effect carry-forward losses	12.5	—	15.3	—	(0.7)	27.1
Property, plant and equipment	32.8	0.8	(7.0)	—	0.3	26.9
Lease liabilities	8.1	—	(1.6)	—	—	6.5
Intangible fixed assets	129.8	—	13.7	—	—	143.5
Share-based payments	8.5	—	(0.6)	—	(0.7)	7.2
Other temporary differences	20.3		1.9	0.6	1.1	23.9
Total deferred tax assets, gross	657.5	4.6	285.8	0.6	(42.5)	906.0
Valuation allowance [1]	(73.6)	—	(56.9)	—	8.0	(122.5)
Total deferred tax assets, net	583.9	4.6	228.9	0.6	(34.5)	783.5
Deferred tax liabilities:
Intangible fixed assets	(104.2)	(8.9)	11.0	—	8.2	(93.9)
Goodwill	(6.6)	—	(9.0)	—	—	(15.6)
Right-of-use assets	(8.1)	—	1.6	—	—	(6.5)
Property, plant and equipment	(15.3)	(1.9)	10.9	—	0.9	(5.4)
Deferred revenue	(13.1)	—	(5.1)	—	—	(18.2)
Borrowing costs long-term debt	(1.5)	—	(0.1)	—	—	(1.6)
Other temporary differences	2.9	(5.7)	(6.7)	—	0.8	(8.7)
Total deferred tax liabilities	(145.9)	(16.5)	2.6	—	9.9	(149.9)
Net deferred tax assets (liabilities)	438.0	(11.9)	231.5	0.6	(24.6)	633.6
Classified as:
Deferred tax assets – non-current	445.3					671.5
Deferred tax liabilities – non-current	(7.3)					(37.9)
Net deferred tax assets (liabilities)	438.0					633.6
1.The valuation allowance disclosed above relates to R&D and other credits and Tax effect carry-forward losses that may not be realized.

Deferred taxes (€, in millions)	January 1, 2019	Acquisitions through business combinations	Other	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2019
Deferred tax assets:
Capitalized R&D expenditures	1.7	—	—	189.0	—	2.2	192.9
R&D & other credit carry forwards	70.5	—	—	(11.1)	—	1.4	60.8
Inventories	52.9	—	—	(0.2)	—	(3.4)	49.3
Deferred revenue	150.3	—	—	(92.4)	—	(1.1)	56.8
Accrued and other liabilities	40.5	—	—	31.4	—	1.5	73.4
Installation and warranty reserve	13.3	—	—	(1.3)	—	0.3	12.3
Tax effect carry-forward losses	8.5	—	—	3.4	—	0.6	12.5
Property, plant and equipment	19.4	—	—	9.0	—	4.4	32.8
Lease liabilities	—	—	—	8.1	—	—	8.1
Intangible fixed assets	48.7	—	—	81.1	—	—	129.8
Share-based payments	7.7	—	—	0.6	—	0.2	8.5
Other temporary differences	21.7	—	—	(5.4)	6.1	(2.1)	20.3
Total deferred tax assets, gross	435.2	—	—	212.2	6.1	4.0	657.5
Valuation allowance [1]	(79.2)	—	—	7.6	—	(2.0)	(73.6)
Total deferred tax assets, net	356.0	—	—	219.8	6.1	2.0	583.9
Deferred tax liabilities:
Intangible fixed assets	(119.8)	—	—	17.9	—	(2.3)	(104.2)
Goodwill	—	—	—	(6.6)	—	—	(6.6)
Right-of-use assets	—	—	—	(8.1)	—	—	(8.1)
Property, plant and equipment	(25.7)	—	—	9.8	—	0.6	(15.3)
Deferred revenue	(0.1)	—	—	(13.0)	—	—	(13.1)
Borrowing costs long-term debt	(1.5)	—	—	—	—	—	(1.5)
Other temporary differences	(15.1)	—	7.4	12.4	—	(1.8)	2.9
Total deferred tax liabilities	(162.2)	—	7.4	12.4	—	(3.5)	(145.9)
Net deferred tax assets (liabilities)	193.8	—	7.4	232.2	6.1	(1.5)	438.0
Classified as:
Deferred tax assets – non-current	236.3						445.3
Deferred tax liabilities – non-current	(42.5)						(7.3)
Net deferred tax assets (liabilities)	193.8						438.0
1.The valuation allowance disclosed above relates to R&D and other credits and Tax effect carry-forward losses that may not be realized.
Tax effect carry-forward losses and Tax credits
The deferred tax assets from carry-forward losses and R&D & other credits recognized as per December 31, 2020 are almost fully reserved. R&D & other credits for the amount of €92.9 million have no expiration date. The remaining R&D & other credits of €24.3 million have an expiration date between 2021 and 2035. The carry-forward losses of €133.9 million have an expiration date between 2021 and 2030.
Unrecognized Deferred Tax Liability Related to Investments in Foreign Subsidiaries
In general, it is our practice and intention to reinvest the earnings of our non-Dutch subsidiaries in those operations and distribute only when necessary or opportune by law. The tax implications of distributions by such non-Dutch subsidiaries are dependent on local tax and accounting regulations applying at the moment of actual distribution. As these cannot practicably be determined no deferred tax liability has been recognized in respect of undistributed profit reserves of the foreign subsidiaries. As per December 31, 2020 the aggregate amount of unrecognized temporary differences approximately amounts to €240.0 million.